                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November __, 2002 (this "AMENDMENT"), to the Credit and Guaranty Agreement, dated as of February 15, 2000 (such agreement as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among ALLEGIANCE TELECOM COMPANY WORLDWIDE, a Delaware corporation, as Borrower (in such capacity, the "BORROWER"), ALLEGIANCE TELECOM INC., a Delaware corporation (the "COMPANY"), CERTAIN SUBSIDIARIES OF ALLEGIANCE TELECOM, INC., as Guarantors (in such capacity, the "GUARANTORS"), VARIOUS LENDERS (each individually referred to herein as a "Lender" and collectively as the "LENDERS"), GENERAL ELECTRIC CAPITAL CORPORATION (as successor to TORONTO DOMINION (TEXAS), INC. as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT")) and the other agents named therein.

     WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

     WHEREAS the Borrower and the Lenders have determined to modify certain provisions of the Credit Agreement in the manner provided for in this Amendment,

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

     2. AMENDMENTS TO SECTION 1.

     (a) Section 1.1 of the Credit Agreement is hereby amended as follows:

          (i) the definition of "APPLICABLE COMMITMENT FEE PERCENTAGE" is hereby amended and replaced in its entirety as follows:

          "APPLICABLE COMMITMENT FEE PERCENTAGE" means 1.50%, per annum.

          (ii) the definition of "APPLICABLE MARGIN" is hereby amended and replaced in its entirety as follows:

               "APPLICABLE MARGIN" means 4.50%, per annum, with respect to Eurodollar Rate Loans and 3.50%, per annum, with respect to Base Rate Loans.

          (iii) the definition of "ASSET SALE" is hereby amended by (a) replacing in clause (iv) thereof the words "not in excess of $30,000,000 per fiscal year" with the words "together with sales under clause (vi) hereof, not in excess of $10,000,000 in aggregate during the term of this Agreement" and (b) replacing in clause (vi) thereof the words "not in excess of $45,000,000" with the words "together with disposals under clause
     (iv) hereof, not in excess of $10,000,000".

          (iv) the definition of "CONSOLIDATED TOTAL DEBT" is hereby amended by inserting at the end thereof the following sentence: "Consolidated Total Debt shall be calculated assuming full utilization of the Revolving Loan Commitment less any permanent reductions thereof".

          (v) the definition of "DELAYED DRAW TERM LOANS" is hereby amended by deleting the words "and any New Delayed Draw Term Loans made by Lender to Borrower pursuant to Section 2.1(a)(iii) of this Agreement".

          (vi) the definition of "INTEREST PAYMENT DATE" is hereby amended and replaced in its entirety as follows:

               "INTEREST PAYMENT DATE" means with respect to (i) any Base Rate Loan, the last day of each month, commencing on the first such date to occur after the Effective Date and (ii) any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; PROVIDED THAT in the case of each Interest Period longer that one month, "Interest Payment Date" shall also include each date that is one month, or an integral multiple thereof, after the commencement of such Interest Period".

          (vii) the definition of "LENDER" is hereby amended by deleting the words "or pursuant to Section 2.1(a)(iii)".

          (viii) the definition of "LOAN" or "LOANS" is hereby amended by deleting the words "or 2.1(a)(iii)".

          (ix) the definition of "PERMITTED ACQUISITION" is hereby amended by inserting at the end of such definition the following paragraphs:

               "(viii) the pro forma Consolidated EBITDA minus the Capital Expenditures of the Person or assets being acquired is forecasted as of the closing of the acquisition to be accretive to the Consolidated EBITDA minus the Capital Expenditures of the Company within six months after the closing of the acquisition (which calculation shall be based on the Borrower's good faith calculation of the Consolidated EBITDA generated and Capital Expenditures to be incurred by the Person or assets being acquired after taking into account any planned cost reductions that will occur as a result of such acquisition); and

               (ix) the Requisite Lenders shall have approved the acquisition in the event that cash consideration for such acquisition, individually, or in aggregate for all such acquisitions in any Fiscal Year, exceeds $15,000,000; PROVIDED HOWEVER that, in determining the amount of cash consideration, the amount, if any, of Unrestricted Cash Collateral used shall be disregarded and shall not count towards such $15,000,000 limit".

          (x) the definition of "PERMITTED EQUIPMENT FINANCING" is hereby amended by (x) inserting on the second line after the words "in an aggregate principal amount" the words "together with any Indebtedness incurred pursuant to Section 6.1(i)(y)" and (y) replacing the number "$50,000,000" on the second line thereof with the number "$25,000,000".

          (xi) the definition of "REVOLVING LOAN COMMITMENT" is hereby amended by deleting the words "or New Revolving Loans pursuant to sub-section 2.1(a)(iii)".

          (xii) the definition of "REVOLVING LOANS" is hereby amended by deleting the words "and any New Revolving Loans made by Lenders to Borrower pursuant to Section 2.1(a)(iii) of this Agreement".

          (xiii) the definition of "SUBSIDIARY" is hereby amended by deleting the last sentence thereof in its entirety.

          (xiv) the definition of "UNRESTRICTED SUBSIDIARY" is hereby deleted in its entirety and any reference to Unrestricted Subsidiary in the Credit Agreement shall be deleted accordingly.

          (xv) the definitions of "INCREASED AMOUNT DATE", "NEW DELAYED DRAW TERM LOANS" , "NEW DELAYED DRAW TERM LOAN COMMITMENTS", "NEW REVOLVING LOAN", "NEW REVOLVING LOAN COMMITMENT", "NEW REVOLVING LOAN LENDER", "NEW TERM LOAN", "NEW TERM LOAN COMMITMENT", "NEW TERM LOAN EXPOSURE", "NEW TERM LOAN LENDER", "NEW TERM LOAN MATURITY DATE", "NEW TERM LOAN NOTE", "RS DESIGNATION", and "SERIES" are hereby deleted in their entirety as well as any reference thereto in the Credit Agreement.

          (xvi) the following new definitions shall be inserted within Section
     1.1 in appropriate alphabetical order:

          "DEFAULTING LENDERS" as defined in Section 2.20 of this Agreement.

          "EFFECTIVE DATE" as defined in Section 7 of the First Amendment.

          "FIRST AMENDMENT" means the First Amendment to this Agreement dated as of [ ], 2002.

          "PAYDOWN AMOUNT" means the amount of the voluntary prepayment to be made on the Effective Date by the Borrower equal to (i) $15 million or (ii) if each Defaulting Lender funds its pro rata portion of the June 20, 2002 drawing, $25 million.

          "PERMANENT AMENDMENT" means an amendment and restatement of the Credit Agreement subsequent to this First Amendment and a restructuring of the Loans and Commitments thereunder on terms satisfactory to the Borrower and the Requisite Lenders or the Lenders (as required by the terms of such amendment) and designated as such by the Borrower and the Requisite Lenders.

          "UNRESTRICTED CASH COLLATERAL" means an amount equal to $26,000,000 as reduced by usage of such amounts pursuant to Sections 2.11(b), 6.4(i), 6.5(g) and 6.5(l).

     3. AMENDMENTS TO SECTION 2.

     (a) Section 2.1 of the Credit Agreement is hereby amended by deleting
Section 2.1(a)(iii) in its entirety.

     (b) Paragraphs (a) and (b) of Section 2.11 of the Credit Agreement are hereby amended and replaced in their entirety as follows:

          "(a) ASSET SALES. Immediately upon receipt of any Net Asset Sale Proceeds, Company shall prepay Loans and the Commitments shall be permanently reduced as set forth in Section 2.12, in either case in an amount equal to the amount of such Net Asset Sale Proceeds.

          (b) INSURANCE/CONDEMNATION PROCEEDS. No later than the third Business Day following the date of receipt by Company or any of its Subsidiaries, or Administrative Agent as loss payee, of any Net Insurance/Condemnation Proceeds, Borrower shall prepay the Loans and the Commitments shall be permanently reduced as set forth in Section 2.12 in an aggregate amount equal to such Net Insurance/Condemnation Proceeds; PROVIDED THAT so long as no Default or Event of Default shall have occurred and be continuing, Company shall have the option, through one or more of its Subsidiaries, to apply such Net Insurance/Condemnation Proceeds within two hundred and seventy (270) days of receipt thereof to the repair, restoration or replacement of the applicable assets of Company or its Subsidiaries, PROVIDED THAT such Net Insurance/Condemnation Proceeds (supplemented by use of any Unrestricted Cash Collateral) are sufficient to complete such repair, restoration or replacement; PROVIDED FURTHER that pending any such investment all such Net Insurance/Condemnation Proceeds, as the case may be, shall be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Loan Commitments)."

     (c) Paragraph (b) of Section 2.12 is hereby amended by inserting the following at the end of the first proviso thereof:

          "and any such reduction of Delayed Draw Term Loan Commitments or repayment of Delayed Draw Term Loans shall be applied against the scheduled Delayed Draw Term Loan Installments set forth in Section 2.9 on a pro rata basis

     (in accordance with the outstanding Delayed Draw Term Loan Commitments of such time)".

     4. AMENDMENTS TO SECTION 5.

     (a) Section 5.1(b) of the Credit Agreement is hereby amended by deleting the words "sixty (60)" on the first line thereof and replacing such words with the words "forty-five (45)".

     (b) Section 5.1 of the Credit Agreement is hereby amended by inserting at the end the following new paragraphs:

          "(o) no later than forty-five (45) days after the last day of each Fiscal Quarter (thirty (30) days in the case of the Fiscal Quarter ended March 31, 2003), a duly executed and completed report demonstrating compliance by Company with the covenants set forth in Section 6.7(e) of this Agreement; and"

          "(p) no later than forty-five (45) (thirty (30) days in the case of the Fiscal Quarter ended March 31, 2003) days after the end of each Fiscal Quarter, a certificate of a financial officer of the Borrower in reasonable detail identifying each account at which any cash or Cash Equivalents of the Borrower or any Subsidiary is maintained and certifying as to the amount of such cash and Cash Equivalents in each such account as of the last day of each Fiscal Quarter.".

     (c) Section 5 of the Credit Agreement is hereby amended by inserting at the end the following new Section:

          (i) "SECTION 5.14. DEPOSIT AND SECURITIES ACCOUNTS. For each deposit account that the Borrower or any Subsidiary at any time opens or maintains, as well as any account through which the Borrower or any Subsidiary holds Cash Equivalents through a financial intermediary, the Borrower or such Subsidiary shall cause the depositary bank or financial intermediary to enter into a control agreement substantially in the form of Exhibit A attached hereto; PROVIDED THAT this Section 5.14 shall not apply to any account holding solely the Unrestricted Cash Collateral.

     (d) Section 5.10 of the Credit Agreement is hereby amended by deleting the second sentence in its entirety.

     5. AMENDMENTS TO SECTION 6.

     (a) The introductory paragraph of Section 6 of the Credit Agreement is hereby amended by deleting in its entirety the parenthetical at the end thereof.

     (b) Section 6.1(i) of the Credit Agreement is hereby amended and replaced in its entirety with the following new section:

          "(i) Indebtedness with respect to (x) Capital Leases existing as of the Effective Date of the First Amendment not to exceed at any time the aggregate amount of such Indebtedness and (y) additional Capital Leases in an aggregate amount, together with any Indebtedness incurred pursuant to
     Section 6.1(j), not to exceed at any time $25,000,000;".

     (c) Section 6.1(k) of the Credit Agreement is hereby replaced with the phrase "[Intentionally Deleted]".

     (d) Section 6.4(i) of the Credit Agreement is hereby amended by inserting at the end thereof the following words:

          "and the Company may use Unrestricted Cash Collateral to redeem Subordinated Indebtedness in connection with offers to holders of all or substantially all of such Subordinated Indebtedness;"

     (e) Section 6.4(ii) of the Credit Agreement is hereby amended and replaced entirely as follows:

          "(ii) so long as no Event of Default (A) of the type specified in
     Section 8.1(a) has occurred or (B) has occurred as the result of any Sections 6.6, 6.7, 6.8 and 6.9 Borrower may make Restricted Junior Payments to Company to (x) make the payments specified in clause (i) above on the date such payment is due and payable and solely in the amount of such payment and (y) pay general administrative expenses of the Company up to an aggregate amount not exceeding $1,000,000 per annum plus the amount of any state franchise or registration taxes, Securities and Exchange Commission filing fees and Nasdaq or other stock exchange listing fees."

     (f) Section 6.5 of the Credit Agreement is hereby amended by (i) replacing in clause (l) the number "$50,000,000" with the number "$5,000,000" and inserting the following words at the end thereof: "PROVIDED THAT, in addition, Unrestricted Cash Collateral may be used to make Investments in assets or Persons in the same line of business as the Borrower" and (ii) deleting clause
(m) thereof in its entirety.

     (g) Section 6.6 of the Credit Agreement is deleted in its entirety (together with SCHEDULE 6.6(A) and SCHEDULE 6.6(B)) and replaced with the phrase "[Intentionally Deleted]".

     (h) Section 6.7 of the Credit Agreement is hereby amended by (i) replacing the title with the following title: "Financial Covenants" and deleting the phrase "During Stage 2" from the initial line thereof and (ii) inserting the following new paragraphs:

          "(c) FREE CASH FLOW FROM OPERATIONS. The Company shall not permit, as of the end of each of the Fiscal Quarters set forth below, the

     Consolidated EBITDA minus Capital Expenditures to be less than the amount set forth opposite such date:

     FISCAL QUARTER ENDING              AMOUNT
     ---------------------              ------
     December 31, 2002                  $(34,000,000)
     March 31, 2003                     $(19,000,000);

     ;PROVIDED, HOWEVER, that there shall be excluded from the calculation of Consolidated EBITDA for purposes of this clause (e): (a) any losses that a Credit Party incurs in connection with the sale, transfer or other disposition of assets and (b) the amount of any retention or severance payment or accrual to the extent relating to the retention or severance arrangements described in
Schedule I to the First Amendment and professional fees and expenses incurred in connection with the First Amendment, any Permanent Amendment and any recapitalization or restructuring transaction pursued in connection with the First Amendment or any Permanent Amendment (including any such fees and expenses payable under Section 10.2 of the Credit Agreement or Section 13 of the First Amendment)."

          "(f) TOTAL LEVERAGE COVENANT. The Company shall not permit the Consolidated Total Debt to exceed at any time (i) $1,275,000,000 from the Effective Date through April 29, 2003 and (ii) $660,000,000 thereafter minus the Paydown Amount".

     (i) Section 6.17 of the Credit Agreement is amended and replaced with the phrase "[Intentionally Deleted]".

     6. EXHIBITS. EXHIBIT B-3 of the Credit Agreement is hereby deleted in its entirety.

     7. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "EFFECTIVE DATE"):

          (a) The Administrative Agent shall have received counterparts hereof duly executed and delivered by the Company, the Borrower, the Guarantors and the Requisite Lenders;

          (b) the Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance as of September 30, 2002 of the financial covenants set forth in Section 6.6 of the Credit Agreement (without giving effect to the amendments thereto made pursuant to this Amendment), which shall be satisfactory to the Lenders;

          (c) the Administrative Agent shall have received resolutions or minutes of the board of directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Amendment;

          (d) the Administrative Agent shall have received all fees and other amounts due and payable in accordance with Section 10.2 of the Credit Agreement on or prior to the Effective Date;

          (e) the Borrower shall have deposited an additional amount of $250,000, for an aggregate amount $500,000, in a collateral account with the Administrative Agent to be used as a retainer to pay, in accordance with Section 10.2 of the Credit Agreement, the reasonable fees, charges and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP and FTI Consulting, Inc. and the Borrower shall have executed and delivered to the Administrative Agent an agreement pursuant to which the Borrower shall be obligated to maintain the balance in such account equal to (i) at least $500,000 at all times through the date a Permanent Amendment is effective and (ii) at least $250,000 thereafter;

          (f) the Company shall have contributed all cash held by the Company to the Borrower and the Borrower shall have complied with Section 5.14 of the Credit Agreement as amended hereby;

          (g) the Borrower shall have paid to the Administrative Agent, for the account of the Lenders (other than any Defaulting Lender) that are parties to this Amendment, in immediately available funds, for the account of each Lender (other than any Defaulting Lender) that has delivered (including by telecopy) an executed counterpart of this Amendment to the Administrative Agent or its counsel prior to 5:00 p.m., New York time, on November 27, 2002, an amendment fee equal to 0.25% of the aggregate amount of such Lender's unused Commitments, Revolving Loan Exposure and outstanding Term Loans on the date of this Amendment. If a Lender delivers a counterpart after November 27, 2002 but before 5:00 p.m., New York time, on December 2, 2002 and the Company determines in good faith that such delay was due to valid administrative reasons, then the Company may, at its option, pay to the Administrative Agent, for the account of such lender, the fee set forth in the previous sentence.

          (h) Allegiance CPE, Inc. shall have merged with and into Shared Technologies Allegiance, Inc. and Shared Technologies Allegiance, Inc. shall have become a Subsidiary of the Company and complied with each of the requirements set forth in Section 5.10;

          (i) the Borrower shall have made a voluntary prepayment of (i) Revolving Loans in an aggregate principal amount equal to the pro rata portion of the Paydown Amount and the aggregate amount of the Revolving Loan Commitments shall have been automatically and permanently reduced by the amount of such prepayment and (ii) Delayed Draw Term Loans in an aggregate principal amount equal to the pro rata portion of the Paydown Amount and the Delayed Draw Term Loan Commitments shall have been automatically and permanently reduced by the amount of such prepayment, and such voluntary prepayment shall have been accompanied by accrued interest on the amounts prepaid, and the Borrower shall have made payment of any amounts required to be paid pursuant to Section 2.16(c) of the Credit Agreement in connection with such prepayments. The Borrower shall have specified that the prepayments required hereby shall each be applied to reduce the Revolving Loan Installments and Delayed Draw Term

     Loan Installments due in 2004. The Requisite Lenders hereby waive any prior notice requirements set forth in Section 2.10(a). The Borrower shall not make any such voluntary prepayments to any Defaulting Lenders; and

          (j) the Borrower shall declare in writing that those Lenders that did not fund on the Credit Date in June 2002 as "Defaulting Lender" under
     Section 2.20 of the Credit Agreement and direct that no voluntary or mandatory prepayment be made to them so long as they are Defaulting Lenders.

          8. EVENTS OF DEFAULT. An Event of Default shall occur:

               (a) on April 30, 2003, if the Total Leverage Covenant as set forth in Section 6.7(f)(ii) is not satisfied prior to such date; or

               (b) on May 1, 2003, if (i) the covenants set forth in Sections
          6.7 and 6.8 of the Credit Agreement were not satisfied as of March 31, 2003 for the period then ended or (ii) the Permanent Amendment has not been executed.

          9. ACKNOWLEDGMENT. The Lenders hereby acknowledge that, until the earlier of (i) April 30, 2003 and (ii) the occurrence of an Event of Default, failure to comply with Sections 6.7(a), (b), (c), and (d) and
     Section 6.8, of the Credit Agreement shall not constitute an Event of Default under the Credit Agreement.

          10. NO OTHER AMENDMENTS OR WAIVERS; CONFIRMATION. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

          11. PRICING CHANGES. The Applicable Margin and, respectively, the Adjusted Eurodollar Rate and the Base Rate in respect of all periods prior to the Effective Date shall be as provided in the Credit Agreement immediately prior to the Effective Date, and the Applicable Margin and, respectively, the Adjusted Eurodollar Rate and the Base Rate in respect of all periods on and after the Effective Date shall be as set forth in the Credit Agreement as amended by this Amendment.

          12. REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the amendments and waivers contained herein:

               (a) No Default or Event of Default has occurred and is continuing.

               (b) The execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          13. EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent or its expenses in accordance with Section 10.2 of the Credit Agreement.

          14. GOVERNING LAW; COUNTERPARTS. a. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          15. RELEASES AND ACKNOWLEDGEMENT. Each Credit Party hereby releases the Administrative Agent and each of the Lenders (other than the Defaulting Lenders) and their respective officers, directors, employees, advisors and agents from any and all claims, damages or actions against such parties that may have accrued in favor of any such Credit Party on or before the Effective Date arising out of or related directly or indirectly to the Credit Agreement or the administration or enforcement thereof or the consummation of any transactions contemplated thereby. Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under
     Section 7 of the Credit Agreement shall not be impaired or affected and such obligations are and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:                                  ALLEGIANCE TELECOM, INC.,


                                          By: ________________________
                                          Name:
                                          Title:

BORROWER:                                 ALLEGIANCE TELECOM COMPANY WORLDWIDE,


                                          By: ________________________
                                          Name:
                                          Title:

GUARANTORS:                               ADGRAFIX CORPORATION,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE INTERNET INC.,
                                          as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM
                                          INTERNATIONAL, INC.,
                                          as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF ARIZONA, INC.,
                                          as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF CALIFORNIA,
                                          INC., as a
                                          Guarantor


                                          By ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF COLORADO,
                                          INC., as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF FLORIDA, INC.,
                                          as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF GEORGIA, INC.,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF ILLINOIS, INC.,
                                          as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF INDIANA,
                                          INC.,
                                          as a Guarantor

                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF MARYLAND,
                                          INC.,  as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF
                                          MASSACHUSETTS, INC., as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF MICHIGAN,
                                          INC., as a Guarantor


                                          By ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF MINNESOTA, INC.,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF MISSOURI,
                                          INC., as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF NEVADA, INC.,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF NEW JERSEY,
                                          INC., as a Guarantor

                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF NEW YORK,
                                          INC., as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:


                                          ALLEGIANCE TELECOM OF NORTH
                                          CAROLINA, INC., as a Guarantor

                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF OHIO, INC.,
                                          as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF OKLAHOMA, INC.,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF OREGON, INC.,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF
                                          PENNSYLVANIA, INC.,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF PURCHASING
                                          COMPANY, INC.,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF TEXAS, INC.,
                                          as a Guarantor


                                          By ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF THE
                                          DISTRICT OF COLUMBIA, INC.,
                                          as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF VIRGINIA, INC.,
                                          as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF
                                          WASHINGTON, INC., as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM OF WISCONSIN, INC.,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALLEGIANCE TELECOM SERVICE
                                          CORPORATION,
                                          as a Guarantor


                                          By:________________________
                                          Name:
                                          Title:

                                          ALGX BUSINESS INTERNET,
                                          INC.,
                                          as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

                                          COAST TO COAST
                                          TELECOMMUNICATIONS, INC.,
                                          as a Guarantor

                                          By: ________________________
                                          Name:
                                          Title:

                                          HOSTING.COM, INC.,
                                          as a Guarantor

                                          By: ________________________
                                          Name:
                                          Title:

                                          INTERACCESS TELECOMMUNICATIONS
                                          CO.,
                                          as a Guarantor

                                          By: ________________________
                                          Name:
                                          Title:

                                          JUMP.NET, INC.,
                                          as a Guarantor

                                          By: ________________________
                                          Name:
                                          Title:

                                          VIRTUALIS SYSTEMS, INC.,
                                          as a Guarantor

                                          By: ________________________
                                          Name:
                                          Title:

                                          SHARED TECHNOLOGIES
                                          ALLEGIANCE, INC., as a Guarantor


                                          By: ________________________
                                          Name:
                                          Title:

AGENTS AND LENDERS:                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                          as Administrative Agent and a Lender

                                          By: ________________________
                                          Name:
                                          Title:

                                          MORGAN STANLEY SENIOR
                                          FUNDING, INC.,
                                          as Co-Documentation Agent and a Lender


                                          By: ________________________
                                          Name:
                                          Title:

                                          CREDIT LYONNAIS NEW YORK BRANCH,
                                          as Managing Agent and a Lender


                                          By: ________________________
                                          Name:
                                          Title:

                                          THE BANK OF NOVA SCOTIA,
                                          as Managing Agent and a Lender


                                          By: ________________________
                                          Name:
                                          Title:

                                          DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES,
                                          as Managing Agent and a Lender


                                          By: ________________________
                                          Name:
                                          Title:

                                          By: ________________________
                                          Name:
                                          Title:

                                          ABN AMRO BANK N.V.,
                                          as Managing Agent and a Lender


                                          By: ________________________
                                          Name:
                                          Title:

                                          BANK OF AMERICA N.A.,
                                          as Managing Agent and a Lender


                                          By: ________________________
                                          Name:
                                          Title:

                                          UBS AG, STAMFORD BRANCH,
                                          as Managing Agent and a Lender


                                          By:_________________________
                                          Name:
                                          Title:


                                          By:____________________
                                          Name:
                                          Title:

LENDERS:                                  UNION BANK OF CALIFORNIA, N.A.,
                                          as a Lender


                                          By:____________________________
                                          Name:
                                          Title:

                                          COBANK, ACB,
                                          as a Lender


                                          By:_______________________
                                          Name:
                                          Title:

                                          FORTIS CAPITAL CORP.,
                                          as a Lender


                                          By:___________________
                                          Name:
                                          Title:

                                          By:___________________
                                          Name:
                                          Title:

                                          PAURAQUE PARTNERS, L.P.,
                                          as a Lender

                                          By:      First Pauraque Partners, L.P.
                                                   General Partner


                                          By:___________________
                                          Name:
                                          Title:

                                          BAYERISCHE HYPO-UND VEREINSBANK
                                          AG, NEW YORK BRANCH,
                                          as a Lender


                                          By:___________________
                                          Name:
                                          Title:

                                          By:___________________
                                          Name:
                                          Title:

                                          CIT LENDING SERVICES CORPORATION,
                                          as a Lender


                                          By:___________________
                                          Name:
                                          Title:

                                          CREDIT SUISSE FIRST BOSTON,
                                          as a Lender


                                          By:___________________
                                          Name:
                                          Title:

                                          By:___________________
                                          Name:
                                          Title:

                                          FLEET NATIONAL BANK,
                                          as a Lender


                                          By:___________________
                                          Name:
                                          Title:

                                          BNP PARIBAS,
                                          as a Lender


                                          By:_________________
                                          Name:
                                          Title:

                                          By:_________________
                                          Name:
                                          Title:

                                          BANK AUSTRIA CREDITANSTALT
                                          CORPORATE FINANCE INC.,
                                          as a Lender


                                          By:____________________________
                                          Name:
                                          Title:

                                          IBM CREDIT CORPORATION,
                                          as a Lender


                                          By: ________________________
                                          Name:
                                          Title:

                                          ING (US) CAPITAL LLC,
                                          as a Lender


                                          By: ________________________
                                          Name:
                                          Title:

                                          TORONTO DOMINION (TEXAS), INC.,
                                          as a Lender



                                          By: ________________________
                                          Name:
                                          Title:

                                          WACHOVIA SECURITIES,
                                          as a Lender



                                          By: ________________________
                                          Name:
                                          Title: